UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
811-01545
Investment Company Act File Number
Eaton Vance Special Investment Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number, Including Area Code)
December 31
Date of Fiscal Year End
September 30, 2010
Date of Reporting Period

Item 1. Schedule of Investments
Eaton Vance Commodity Strategy Fund

Eaton Vance Commodity Strategy Fund	as of September 30, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

Foreign Corporate Bonds — 2.5%

	Principal
	Amount
Security	(000’s omitted)	Value
Brazil — 0.9%
Cosan SA Industria e Comercio, 8.25%, 2/15/49(1)	$100	$101,750
Itau Unibanco Holding SA, 5.75%, 1/22/21(1)	250	252,273
JBS SA, 10.50%, 8/4/16	250	284,375
Suzano Trading Ltd., 5.875%, 1/23/21(1)	250	251,250

Total Brazil		$889,648

Indonesia — 0.1%
Bumi Capital PTE, Ltd., 12.00%, 11/10/16(1)	100	$107,750

Total Indonesia		$107,750

Kazakhstan — 0.3%
Kazkommertsbank, 8.50%, 4/16/13(1)	250	$248,150

Total Kazakhstan		$248,150

Mexico — 0.3%
Axtel SAB de CV, 9.00%, 9/22/19(1)	100	$92,750
Cemex Espana Luxembourg, 9.25%, 5/12/20(1)	200	188,500

Total Mexico		$281,250

Russia — 0.9%
Alfa-Bank, Loan Participation Notes, 7.875%, 9/25/17(1)	250	$252,500
Bank of Moscow, Loan Participation Notes, 6.699%, 3/11/15(1)	300	306,390
Gazprom International SA, Guaranteed Loan Participation Notes, 7.201%, 2/1/20(1)	203	220,649
MTS International Funding, Ltd., Loan Participation Notes, 8.625%, 6/22/20(1)	100	115,000

Total Russia		$894,539

Total Foreign Corporate Bonds (identified cost $2,364,385)		$2,421,337

Foreign Government Bonds — 1.0%

	Principal
	Amount
Security	(000’s omitted)	Value
Argentina — 0.5%
City of Buenos Aires, 12.50%, 4/6/15(1)	$350	$375,375
Republic of Argentina, 8.28%, 12/31/33(2)	128	107,476

Total Argentina		$482,851

Ukraine — 0.5%
Ukraine Government, 6.58%, 11/21/16(1)	250	$244,895
Ukraine Government, 7.75%, 9/23/20(1)	250	252,187

Total Ukraine		$497,082

Total Foreign Government Bonds (identified cost $945,358)		$979,933

U.S. Treasury Obligations — 28.7%

	Principal
	Amount
Security	(000’s omitted)	Value
U.S. Treasury Inflation Protected Notes:
1.25%, 4/15/14(3)	$11,538	$12,150,439
1.375%, 1/15/20(3)	5,444	5,796,639
2.125%, 2/15/40(3)	2,421	2,703,886
2.375%, 1/15/25(3)	1,561	1,795,332
U.S. Treasury Note:
1.75%, 7/31/15	5,687	5,826,087

Total U.S. Treasury Obligations (identified cost $27,993,574)		$28,272,383

Short-Term Investments — 66.4%

U.S. Treasury Obligations — 39.6%

	Principal
	Amount
Security	(000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 10/21/10(4)	$14,000	$13,999,034
U.S. Treasury Bill, 0.00%, 11/4/10	25,000	24,997,050

Total U.S. Treasury Obligations (identified cost $38,995,515)		$38,996,084

Other Securities — 26.8%

	Interest
Description	(000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.22%(5)	$26,371	$26,370,518

Total Other Securities (identified cost $26,370,518)		$26,370,518

Total Short-Term Investments (identified cost $65,366,033)		$65,366,602

Total Investments — 98.6% (identified cost $96,669,350)		$97,040,255

Call Options Written — 0.0%(6)

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value
Cotton Future December 2010	3	$850	11/12/10	$(25,845)

Total Call Options Written (premiums received $2,597)				$(25,845)

Other Assets, Less Liabilities — 1.4%				$1,386,847

Net Assets — 100.0%				$98,401,257

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2010, the aggregate value of these securities is $3,009,419 or 3.1% of the Fund’s net assets.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the fiscal year to date ended September 30, 2010 was $19,570.

(6)	Amount is less than 0.05%.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and principal investment strategies as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at September 30, 2010 were $22,205,062 or 22.6% of the Fund’s consolidated net assets. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary.

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$96,692,014

Gross unrealized appreciation	$351,619
Gross unrealized depreciation	(3,378)

Net unrealized appreciation	$348,241

A summary of financial instruments outstanding at September 30, 2010 is as follows:

Futures Contracts

					Net Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)
12/10	8 Aluminum	Short	$(417,876)	$(469,900)	$(52,024)
12/10	2 Copper	Long	373,781	400,950	27,169
12/10	4 Corn	Short	(97,434)	(99,150)	(1,716)
12/10	3 Cotton	Long	148,479	152,881	4,402
11/10	2 Frozen Concentrate Orange Juice	Short	(46,701)	(47,085)	(384)
12/10	8 Gold	Long	1,035,116	1,047,680	12,564
11/10	7 Light Sweet Crude Oil	Short	(534,079)	(559,791)	(25,712)
12/10	3 Light Sweet Crude Oil	Short	(238,157)	(242,851)	(4,694)
12/11	3 Light Sweet Crude Oil	Long	252,854	258,451	5,597
12/10	1 Palladium	Long	51,785	57,126	5,341
3/11	1 Red Spring Wheat	Long	35,717	36,788	1,071
12/10	4 Silver	Short	(412,482)	(436,420)	(23,938)
11/10	2 Soybean	Long	109,458	110,675	1,217
3/11	1 Sugar	Short	(26,540)	(26,298)	242
3/11	1 Wheat	Short	(35,646)	(35,350)	296
10/10	1 Zinc	Short	(51,397)	(54,313)	(2,916)
12/10	1 Zinc	Short	(54,735)	(54,782)	(47)
12/10	18 Mexican Peso	Long	690,383	710,325	19,942
12/10	57 U.S. 5-Year Treasury Note	Long	6,875,351	6,889,430	14,079
12/10	55 U.S. 10-Year Treasury Note	Long	6,852,993	6,932,578	79,585
12/10	24 U.S. 30-Year Treasury Bond	Short	(3,188,045)	(3,209,250)	(21,205)

					$38,869

Inflation Swaps

						Net Unrealized
	Notional Amount		Fund	Fund	Termination	Appreciation
Counterparty	(000s omitted)		Receives	Pays	Date	(Depreciation)
Citibank NA	USD	1,100	0.94%	Return on CPI-U (NSA)	7/6/12	$1,100
Citibank NA	USD	1,200	0.99	Return on CPI-U (NSA)	8/4/12	1,920
Citibank NA	USD	2,100	1.10	Return on CPI-U (NSA)	10/4/12	0
Citibank NA	EUR	800	1.58	Return on EUR-EXT-CPI	7/5/15	1,854
Citibank NA	EUR	1,000	1.50	Return on EUR-EXT-CPI	8/4/15	(3,135)

						$1,739

EUR	-	Euro

CPI-U (NSA)	-	Non-revised Consumer Price Index All Urban Non-Seasonally Adjusted

EUR-EXT-CPI	-	EUR - Non-revised Consumer Price Index excluding Tobacco

Interest Rate Swaps

			Fund				Net Unrealized
	Notional Amount		Pays/Receives	Floating	Annual	Termination	Appreciation
Counterparty	(000’s omitted)		Floating Rate	Rate Index	Fixed Rate	Date	(Depreciation)
Citibank NA	USD	4,400	Receive	3-month USD- LIBOR-BBA	2.51%	9/2/20	$12,338
Citibank NA	USD	5,400	Receive	3-month USD- LIBOR-BBA	2.58	10/4/20	0
Citibank NA	USD	600	Receive	3-month USD- LIBOR-BBA	3.75	8/4/40	(50,829)
Citibank NA	USD	1,400	Receive	3-month USD- LIBOR-BBA	3.32	8/25/40	1,912
Citibank NA	USD	1,300	Receive	3-month USD- LIBOR-BBA	3.35	10/4/40	0

							$(36,579)

Credit Default Swaps — Sell Protection

		Notional	Contract			Current	Net Unrealized
		Amount*	Annual		Termination	Market Annual	Appreciation
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Fixed Rate***	(Depreciation)
Markit CDX Emerging Markets Index	Citibank NA	$700	5.00	%(1)	6/20/15	2.35%	$(7,975)
Russia	Citibank NA	275	1.00	(1)	9/20/15	1.59%	5,104

							$(2,871)

Credit Default Swaps — Buy Protection

		Notional	Contract
		Amount*	Annual		Termination	Net Unrealized
Reference Entity	Counterparty	(000’s omitted)	Fixed Rate**		Date	Depreciation
Germany	Citibank NA	$1,200	0.25	%(1)	9/20/15	$(444)

$(444)

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At September 30, 2010, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $975,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

	Notional
	Amount	Expiration	Fund	Fund	Net Unrealized
Counterparty	(000’s omitted)	Date	Pays	Receives	Appreciation
Citibank NA	$92,300	10/7/10	0.25%	Total Return on Dow Jones-UBS Excess Return Commodity Index	$3,163,475

					$3,163,475

Written call and put options activity for the fiscal year to date ended September 30, 2010 was as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	—	$—
Options written	9	8,252
Options expired	(6)	(5,655)

Outstanding, end of period	3	$2,597

At September 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Commodity Risk: Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodity-linked derivative investments, including commodity futures contracts and options thereon and total return swaps based on a commodity index, without investing directly in physical commodities. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

Credit Risk: The Fund enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return.

Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap and inflation swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates. The Fund also enters into futures contracts to purchase or sell foreign currency as a substitution for a foreign currency deposit or borrowing that reflects the interest rate differential between the foreign country and the U.S. Futures contracts on foreign currency are also subject to foreign exchange risk.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2010 was as follows:

		Fair Value
		Asset	Liability
Risk	Derivative	Derivative	Derivative
Commodity	Futures Contracts*	$57,899	$(111,431)
Commodity	Total Return Swaps	3,163,475	—
Commodity	Written Options	—	(25,845)

		$3,221,374	$(137,276)

Credit	Credit Default Swaps	$5,104	$(8,419)

		$5,104	$(8,419)

Interest Rate	Futures Contracts*	$113,606	$(21,205)
Interest Rate	Inflation Swaps	4,874	(3,135)
Interest Rate	Interest Rate Swaps	14,250	(50,829)

		$132,730	$(75,169)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above.

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Corporate Bonds	$—	$2,421,337	$—	$2,421,337
Foreign Government Bonds	—	979,933	—	979,933
U.S. Treasury Obligations	—	28,272,383	—	28,272,383
Short-Term Investments	—	65,366,602	—	65,366,602

Total Investments	$—	$97,040,255	$—	$97,040,255

Futures Contracts	$171,505	$—	$—	$171,505
Swap Contracts	—	3,187,703	—	3,187,703

Total	$171,505	$100,227,958	$—	$100,399,463

Liability Description

Call Options Written	$—	$(25,845)	$—	$(25,845)
Futures Contracts	(132,636)	—	—	(132,636)
Swap Contracts	—	(62,383)	—	(62,383)

Total	$(132,636)	$(88,228)	$—	$(220,864)

Interest rate swaps and inflation swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers.

Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models.

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual report to shareholders.

Item 2. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President

Date:	November 29, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	November 29, 2010

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	November 29, 2010